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                                                                    Exhibit 10.2
                                    EXHIBIT A

                        ASSUMPTION OF CERTAIN LIABILITIES



                  Pursuant to that certain Asset Purchase Agreement of even date herewith (the "AGREEMENT") by and among Beckman Coulter, Inc., a Delaware corporation ("SELLER") and Affymetrix, Inc., a California corporation ("BUYER"), for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer hereby does assume the Assumed Liabilities, as such term is defined in the Agreement, by and subject to the terms and conditions of the Agreement; provided, however, that Buyer shall assume such liabilities and obligations only to the extent such liabilities and obligations arise after the Closing Date (as defined in the Agreement). Except as expressly assumed herein, Buyer does not assume and shall not in any manner be responsible for any liability (including without limitation any contingent liability), obligation, lien or encumbrance of Seller.


                                    AFFYMETRIX, INC., a California corporation



                                    By:
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                                    Name:
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                                    Its:
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